                                                                   Exhibit 10.1


                            Schedule of Participants
                         In Change-In-Control Agreements


The form of Change-In-Control Agreement was filed as Exhibit 10(d)(3) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996 and is incorporated herein by reference. All Change-In-Control Agreements are identical except for the identity of the participants and dates of execution.

Participants:

Michael F. Biehl
Jeffrey S. Gray
Mark P. Juszli
David H. Kelsey
John N. Lauer
Kenneth P. Pavlich
Stuart H. Theis
Rochelle F. Walk